Exhibit 10(a)

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT dated as of February 28, 2003 to the Five-Year Credit Agreement dated as of March 1, 2001 (the “Credit Agreement”) among TENET HEALTHCARE CORPORATION (the “Borrower”), the LENDERS, MANAGING AGENTS and CO-AGENTS party thereto, the SWINGLINE BANK party thereto, THE BANK OF NEW YORK, THE BANK OF NOVA SCOTIA and SALOMON SMITH BARNEY INC., as Documentation Agents, BANK OF AMERICA, N.A., as Syndication Agent, and JPMORGAN CHASE BANK, F/K/A MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) change the conditions to borrowings and issuances or extensions of letters of credit as they relate to material adverse changes in the business of the Borrower and its Subsidiaries; (ii) reduce the maximum allowable Leverage Ratio of the Borrower and its Subsidiaries; and (iii) replace the Pricing Schedule attached to the Credit Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof”, “hereunder”, “herein” an “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2.  Amendment Of The Credit Agreement.  (a)  Section 3.03 of the Credit Agreement is amended by inserting a new clause 3.03(f) to read as follows:  “(f) the Required Lenders have not provided notice to the Administrative Agent that, in their good faith determination, there has been a material adverse change since November 30, 2000 in the business, operations, properties, financial condition or prospects of the Borrower and its Subsidiaries, considered as a whole”.

(b)           Section 4.04 is amended by deleting clause (c) in its entirety.

(c)           Section 5.09 of the Credit Agreement is amended by replacing the number “3.50” with “2.50”.

(d)           The Pricing Schedule attached to the Credit Agreement is amended by replacing it with the Pricing Schedule attached hereto.  The retention in the Pricing Schedule of Pricing Levels based on a Leverage Ratio in excess of 2.50 is without prejudice to the rights of the Lending Parties in respect of the Event of Default which would exist in those circumstances under the Credit Agreement as amended hereby.

Section 3.  Representations Of Borrower.  The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

Section 4.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 5.  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 6.  Effectiveness.  This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received from each of the Borrower and Lenders comprising the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TENET HEALTHCARE CORPORATION

By:	/s/ Stephen D. Farber
Title: Chief Financial Officer

JPMORGAN CHASE BANK

By:	/s/ Jim Ely III
Title: Managing Director

BANK OF AMERICA, N.A.

By:	/s/ Kevin Wagley
Title: Principal

THE BANK OF NOVA SCOTIA

By:	/s/ Jon A. Burckin
Title: Managing Director

SUNTRUST BANK

By:	/s/ W. Brooks Hubbard
Title: Director

FLEET NATIONAL BANK

By:	/s/ Maryann S. Smith
Title: Director

THE BANK OF NEW YORK

By:	/s/ Rebecca K. Levine
Title: Vice President

CITICORP USA, INC.
By:
Title:

CREDIT SUISSE FIRST BOSTON

By:	/s/ Christopher Lally
Title: Vice President

By:	/s/ Jennifer A. Pieza
Title: Associate

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Al Galluzzo
Title: Senior Vice President

UBS AG, STAMFORD BRANCH

By:	/s/ Wilfred V. Saint
Title: Associate Director

By:	/s/ Anthony N. Joseph
Title: Associate Director

UFJ BANK LIMITED

By:	/s/ Steve Yamada
Title: Vice President

MERRILL LYNCH CAPITAL CORPORATION

By:
Title:

MIZUHO CORPORATE BANK, LIMITED

By:
Title:

CREDIT LYONNAIS NEW YORK BRANCH

By:	/s/ Charles Heideieck
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Timothy J. Hornickle
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Title:

KBC BANK N.V.

By:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Christian Stein III
Title: Vice President

BNP PARIBAS

By:	/s/ Brock Harris
Title: Director

HUA NAN COMMERCIAL BANK, LTD.

By:
Title:

NATIONAL CITY BANK

By:	/s/ Roderic M. Brown
Title: Senior Vice President

SOUTHTRUST BANK

By:
Title:

By:
Title:

PB CAPITAL CORPORATION

By:	/s/ Chritopher J. Ruzzi
Title: Vice President

By:	/s/ Andrew L. Shipman
Title: Assistant Vice President

ALLIED IRISH BANK

By:	/s/ Anthony O’Reilly
Title: Vice President

By:	/s/ Hilary Patterson
Title: Vice President

CHINATRUST COMMERCIAL BANK

By:
Title:

COMERICA BANK

By:	/s/ Colleen M. Murphy
Title: Vice President

COMMERCEBANK, N.A.

By:	/s/ George H. Bermudez
Title: Vice President

TORONTO DOMINION (TEXAS), INC.

By:	/s/ Mark A. Baird
Title: Vice President

BANK LEUMI USA

By:	/s/ Joung Hee Hong
Title: Vice President

HIBERNIA NATIONAL BANK

By:	/s/ Laura Watts
Title: Vice President

MORGAN STANLEY BANK
By:
Title:

BANK OF IRELAND

By:
Title:

MALAYAN BANKING BERHAD

By:	/s/ Wan Fadzmi Othman
Title: General Manager

VAN KAMPEN PRIME RATE INCOME TRUST

By:
Title:

PRICING SCHEDULE

The “Facility Fee Rate” and “Euro-Dollar Margin” for any day are the respective rates per annum set forth below in the applicable row under the column corresponding to the Pricing Level and Utilization that apply on such day:

Pricing Level	Level I	Level II	Level III	Level IV	Level V	Level VI

Facility Fee Rate:
Utilization > 40%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Utilization < 40%	0.500%	0.500%	0.500%	0.500%	0.500%	0.575%
Euro-Dollar Margin:
Utilization > 40%	1.000%	1.000%	1.000%	1.175%	1.350%	2.000%
Utilization < 40%	1.000%	1.000%	1.000%	1.125%	1.275%	1.925%

For purposes of this Pricing Schedule, the following terms have the following meanings:

“Level I Pricing” applies during any Rate Period if, at the end of the Preceding Fiscal Quarter, the Leverage Ratio was less than 1.75 to 1.

“Level II Pricing” applies during any Rate Period if no higher Pricing Level applies and, at the end of the Preceding Fiscal Quarter, the Leverage Ratio was equal to or greater than 1.75 to 1.

“Level III Pricing” applies during any Rate Period if no higher Pricing Level applies and, at the end of the Preceding Fiscal Quarter, the Leverage Ratio was equal to or greater than 2.00 to 1.

“Level IV Pricing” applies during any Rate Period if no higher Pricing Level applies and, at the end of the Preceding Fiscal Quarter, the Leverage Ratio was equal to or greater than 2.50 to 1.

“Level V Pricing” applies during any Rate Period if no higher Pricing Level applies and, at the end of the Preceding Fiscal Quarter, the Leverage Ratio was equal to or greater than 3.00 to 1.

“Level VI Pricing” applies during any Rate Period if, at the end of the Preceding Fiscal Quarter, the Leverage Ratio was equal to or greater than 3.25 to 1.

 “Preceding Fiscal Quarter” means, with respect to any Rate Period, the most recent Fiscal Quarter ended before such Rate Period begins.

 “Pricing Level” refers to the determination of which of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing, Level V Pricing or Level VI Pricing applies on any day. Pricing Levels are referred to in ascending order (e.g., Level II Pricing is a higher Pricing Level than Level I Pricing).

“Rate Period” means any period from and including the 46th day of a Fiscal Quarter to and including the 45th day of the immediately succeeding Fiscal Quarter.

“Utilization” means, at any date, the percentage equivalent of a fraction (i) the numerator of which is the sum of the aggregate outstanding principal amount of Loans and Swingline Loans and the Aggregate LC Exposure, each at such date, and (ii) the denominator of which is the aggregate amount of the Commitments at such date.  If for any reason any Credit Exposure remains following termination of the Commitments, Utilization shall be deemed to be in excess of 40%.